UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)    January 25, 2008

Cephalon, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19119	23-2484489
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

41 Moores Road
Frazer, Pennsylvania		19355
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code    (610) 344-0200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On January 25, 2008, Cephalon, Inc. (the “Company”) announced that the U.S. Food and Drug Administration (FDA) had accepted the company’s supplemental New Drug Application (sNDA) for FENTORA® (fentanyl buccal tablet) [C-II] for the management of breakthrough pain in opioid-tolerant patients with chronic pain.  In addition, the FDA notified the Company that it will convene an advisory committee panel on May 6, 2008, to consider this application.  The Company hereby incorporates by reference the press release dated January 25, 2008, attached hereto as Exhibit 99.1, and made a part of this Item 8.01.

Item 9.01                                     Financial Statements and Exhibits.

(a)                                  Financial Statements of Business Acquired.

                                                None

(b)                                 Pro forma Financial Information.

                                                None

(c)                                  Exhibits.

Exhibit No.	Description of Document
99.1	Press Release dated January 25, 2008

SIGNATURES

                                                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHALON, INC.

Date: January 29, 2008	By:	/s/ J. Kevin Buchi
J. Kevin Buchi
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated January 25, 2008